UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 25, 2008

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2008, the board of directors of Kodiak Oil & Gas Corp. (the “Company”) amended Section 8.3 of the Company’s bylaws to clarify that, in the case of a share electronically issued without a certificate, the transfer of such share may be registered in the Company’s securities register upon receipt of proper transfer instructions.  Additionally, the Company amended Section 8.7 to clarify that shares of the Company may be electronically issued without a certificate.

The amended bylaw took effect as of March 25, 2008, but will cease to be effective as of the date of the Company’s next annual meeting of shareholders, scheduled for May 22, 2008, unless it is confirmed by shareholder ratification at that meeting.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
3.2	Amendment to the Company’s bylaw effective March 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

By:	/s/ James P. Henderson
James P. Henderson Vice President and Chief Financial Officer

Date: March 27, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amendment to the Company’s bylaw effective March 25, 2008.